SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

June 12, 2002

Date of Report (Date of Earliest Event Reported)

HNC Software Inc.

(Exact name of Registrant as specified in its charter)

Delaware	0-26146	33-0248788

(State of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

5935 Cornerstone Court West
San Diego, California 92121

(Address of principal executive offices, including zip code)

(858) 799-8000

(Registrant’s telephone number, including area code)

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 3.03

ITEM 7: FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

     The following exhibit is filed herewith:

3.03	Certificate of Amendment to Registrant’s Restated Certificate of Incorporation filed with the Secretary of State of Delaware on June 12, 2002.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Date: June 13, 2002

HNC SOFTWARE INC.

By: /s/ KENNETH J. SAUNDERS
Kenneth J. Saunders Chief Financial Officer and Secretary

EXHIBIT INDEX

Exhibit No.	Exhibit Title

3.03	Certificate of Amendment to Registrant’s Restated Certificate of Incorporation filed with the Secretary of State of Delaware on June 12, 2002.